                                                                      EXHIBIT 23








              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Form 10-K of ACNB Corporation and Subsidiary of our report dated January 13, 1995, included in the 1994 Annual Report to Stockholders of ACNB Corporation and Subsidiary.


                                        s/s HARRY NESS & COMPANY


York, Pennsylvania

March 15, 1995


                                      18